                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                         /s/ Henry L. Meyer, III
                                         President, Chief Operating Officer and
                                         Director

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                       /s/ K. Brent Somers
                                       Senior Executive Vice President and
                                       Chief Financial Officer

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 19, 2002.

                                        /s/ Lee G. Irving
                                        Executive Vice President and
                                        Chief Accounting Officer

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes .

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                                 /s/ Cecil D. Andrus
                                                 Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                                  /s/ William G. Bares
                                                  Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                                 /s/ Edward P. Campbell
                                                 Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                              /s/ Carol A. Cartwright
                                              Director

                                     KEYCORP

                                POWER OF ATTORNEY

                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                                     /s/ Alexander M. Cutler
                                                     Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                              /s/ Henry S. Hemingway
                                              Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                               /s/ Charles R. Hogan
                                               Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                                 /s/ Shirley A. Jackson
                                                 Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                                 /s/ Douglas J. McGregor
                                                 Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                                  /s/ Steven A. Minter
                                                  Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                                    /s/ Bill R. Sanford
                                                    Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                                    /s/ Ronald B. Stafford
                                                    Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                                  /s/ Thomas C. Stevens
                                                  Director

                                     KEYCORP

                                POWER OF ATTORNEY

                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                                 /s/ Dennis W. Sullivan
                                                 Director

                                     KEYCORP

                                POWER OF ATTORNEY

                  The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Chief Executive Officer Restricted Stock Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of July 18, 2002.

                                                 /s/ Peter G. Ten Eyck
                                                 Director